UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2018

MCBC Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee	37885
(Address of Principal Executive Offices)	(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.                                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On October 23, 2018, the Board of Directors (the “Board”) of MCBC Holdings, Inc. (the “Company”), upon recommendation by the Company’s Nominating and Corporate Governance Committee, elected Jaclyn Baumgarten to serve as an independent Class I director of the Company, effective October 23, 2018.  Mrs. Baumgarten will be entitled to receive compensation under the Company’s non-employee director compensation policy, including a grant of restricted stock, as described in the Company’s proxy statement filed with Securities and Exchange Commission on September 13, 2018. In addition, Mrs. Baumgarten will also enter into the Company’s standard indemnification agreement with directors.

In connection with Mrs. Baumgarten’s appointment to the Board, the size of the Board increased from seven directors to eight directors.

A copy of the Company’s press release announcing Mrs. Baumgarten’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On October 23, 2018, the Company held its annual meeting of stockholders. At the annual meeting, the Company’s stockholders (i) elected the three directors nominated by the Board and listed below for a three-year term and (ii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2019. The Company’s independent inspector of elections reported the vote of the stockholders as follows:

Proposal 1 - Election of directors

Nominees	For	Withheld	Non-Votes
Terry McNew	9,596,817	4,576,024	2,010,042
Frederick A. Brightbill	8,136,860	6,035,981	2,010,042
W. Patrick Battle	8,820,686	5,352,155	2,010,042

Proposal 2 - Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2019

For	Against	Abstain
16,164,456	17,784	643

Item 9.01.                                        Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Press Release, dated October 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCBC HOLDINGS, INC.

Dated: October 26, 2018	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary